ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                      Cash
                                    Reserve,
                                      Inc.

                                DECEMBER 31, 1997

                      LOGO] JOHN HANCOCK FUNDS
                            A Global Investment Firm

================================================================================

                   ------------------------------------------
                                    DIRECTORS
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                        BOSTON, MASSACHUSETTS 02205-9116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072
                   ------------------------------------------

                   ------------------------------------------
                               CHAIRMAN'S MESSAGE
                   ------------------------------------------

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[Page 2 A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

               BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                               Cash Reserve, Inc.

                 Moderate economy and dormant inflation keep the

                  Federal Reserve on the sidelines after March

Uncertainty was the watchword for money market funds during 1997, but status quo was the end result, as short-term interest rates remained fairly stable. Early in the year, all eyes were on the Federal Reserve, which everyone knew was just waiting to pounce at the first signs of rising inflation. In early spring, interest rates began to rise as the economy surged ahead and investors came to expect that the Fed would raise short-term interest rates to slow down the economy. Although that Fed hike in late March -- its first in two years -- turned out to be the only move the Fed made in 1997, money markets fretted all year over each set of monthly economic data. Fear remained about the strength of the economy and whether the low unemployment rate would inevitably translate into rising labor costs and higher inflation, as has been the case in past economic cycles.

      Despite all the concerns, the economy remained fairly moderate after the first quarter, and, in atypical fashion, inflation never budged. Fed chairman Alan Greenspan concluded that this economic cycle was different, and by the end of the year, the Fed had changed its stance. Instead of its earlier inclination to raise short-term interest rates, the Fed shifted to a more neutral, status-quo policy. Its inclination was further bolstered by currency and financial turmoil in Asia, which many believed would keep the U.S. economy's growth

"...short-term interest
rates remained fairly
stable."

[Page 3 A 2 1/4" x 3 1/4" photo of Fund management team at bottom right column. Caption reads, "Cash Reserve, Inc., management team (l-r): Barry Evans, Dawn Baillie and Bill Larkin, Jr.".]

================================================================================

                     John Hancock Funds - Cash Reserve, Inc.

"...the Fed is maintaining
a neutral stance..."

--------------------------------------------------------------------------------

[Page 4 Bar chart with the heading "7-Day Yield" at top of left hand column. Under the heading is the footnote: "As of December 31, 1997." The chart is scaled in increments of 2% from top to bottom, with 6% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 5.27% 7-day yield for John Hancock Cash Reserve Fund, Inc. The second represents the 4.95% 7-day yield for the average taxable money market fund. Footnote below reads: "The average taxable money market fund is tracked by Lipper Analytical Services, Inc. Past performance is no guarantee of future results."]

--------------------------------------------------------------------------------

in check without the Fed's help. As a result, the federal funds rate, which banks charge each other for overnight loans and which serves as a pricing benchmark for money market securities, closed the year at 5.50%, where it had been since March.

      On December 31, 1997, John Hancock Cash Reserve, Inc. had a 7-day effective yield of 5.27%. By comparison, the average taxable money fund had a 7-day effective yield of 4.95%, according to Lipper Analytical Services, Inc.

Longer-than-average maturity pays off

We adjusted the Fund's average maturity during the year not only in response to market conditions, but also to accommodate the Fund's liquidity needs. Whenever possible, we kept the Fund's maturity longer than average, believing that the Fed was not going to raise rates further. We took this aggressive stance to lock in higher yields, most especially in the second half of the year as the economy moderated and we became more convinced of the Fed's hands-off approach. That only changed briefly as the year ended so we could take advantage of the typically favorable buying environment for money market securities.

A word about Asia

Money market funds have not felt the effects of currency and financial problems roiling Asia, largely because most money funds stopped buying any short-term certificates of deposit from Japanese banks. In any event, the Fund had no exposure to the potential turmoil because it is prohibited from investing in foreign securities.

Status quo ahead

Given the current near-perfect economic environment -- moderate growth and tame inflation -- it's unlikely that the Federal Reserve will make any moves for at least the next three months. For now, our view is that the Fed is maintaining a neutral stance, without a bias toward either raising or lowering short-term rates. Against that backdrop, we will continue to aggressively seek a high level of income by keeping the Fund's maturity longer than average. We'll determine our next course of action after we evaluate the economic data in February and March. Above all else, we'll stay focused on providing shareholders with a competitive level of current income, while maintaining liquidity and stability of principal.

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

================================================================================

                   ------------------------------------------
                              FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

Assets:
 Investments, in money market instruments,
  at value - Note C:
  Commercial paper (cost - $3,422,833) ........................       $3,422,833
  Corporate interest-bearing obligations
   (cost - $19,283,438) .......................................       19,283,438
  U.S. government obligations (cost - $12,371,353) ............       12,371,353
  Joint repurchase agreement (cost - $1,894,000) ..............        1,894,000
                                                                   -------------
                                                                      36,971,624
 Cash .........................................................               55
 Interest receivable ..........................................          903,724
 Other assets .................................................            9,002
                                                                   -------------
             Total Assets .....................................       37,884,405
             -------------------------------------------------------------------

Liabilities:
 Payable for shares repurchased ...............................              310
 Dividend payable .............................................            4,803
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................           26,772
 Accounts payable and accrued expenses ........................           30,918
                                                                   -------------
             Total Liabilities ................................           62,803
             -------------------------------------------------------------------

Net Assets:
 Capital paid-in ..............................................       37,821,602
                                                                   -------------
             Net Assets .......................................      $37,821,602
             ===================================================================

Net Asset Value, Offering Price and
Redemption Price Per Share:
 (Based on 37,821,602 shares of beneficial interest
 outstanding - 4,000,000,000 shares authorized with
 $0.01 per share par value)  ..................................            $1.00
 ===============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.

Statement of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
 Interest .....................................................       $2,759,690
                                                                    ------------
 Expenses:
   Investment management fee - Note B .........................          170,018
   Transfer agent fee - Note B ................................           54,620
   Custodian fee ..............................................           32,932
   Auditing fee ...............................................           18,500
   Financial services fee - Note B ............................            8,877
   Trustees' fees .............................................            4,853
   Printing ...................................................            3,123
   Registration and filing fees ...............................            2,367
   Miscellaneous ..............................................              772
   Legal fees .................................................              332
                                                                    ------------
             Total Expenses ...................................          296,394
             -------------------------------------------------------------------

             Net Investment Income ............................        2,463,296
             -------------------------------------------------------------------

             Net Increase in Net Assets
             Resulting from Operations ........................       $2,463,296
             ===================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   ------------------------------------------
                              FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                                   ----------------------------
                                                                       1996           1997
                                                                   -------------  -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ........................................     $5,037,521     $2,463,296
                                                                   -------------  -------------
Distributions to Shareholders:
   Dividends from net investment income ($0.0489 and
   $0.0508 per share, respectively) .............................     (5,037,521)    (2,463,296)
                                                                   -------------  -------------
From Fund Share Transactions - Net:* ............................    (52,760,079)   (29,181,297)
                                                                   -------------  -------------
Net Assets:
   Beginning of period ..........................................    119,762,978     67,002,899
                                                                   -------------  -------------
   End of period ................................................    $67,002,899    $37,821,602
                                                                   =============  =============
* Analysis of Fund Share Transactions at $1 Per Share:
   Shares sold ..................................................   $714,206,543        $12,066
   Shares issued to shareholders in reinvestment of distributions      4,480,168      2,336,137
                                                                   -------------  -------------
                                                                     718,686,711      2,348,203
   Less shares repurchased ......................................   (771,446,790)   (31,529,500)
                                                                   -------------  -------------
   Net decrease .................................................   ($52,760,079)  ($29,181,297)
                                                                   =============  =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the Fund shares sold, reinvested and repurchased during the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                   ------------------------------------------
                              FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

Financial Highlights

Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios, and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
                                                             1993          1994(1)         1995           1996           1997
                                                           --------       --------       --------       --------       --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................     $1.00          $1.00          $1.00          $1.00          $1.00
                                                           --------       --------       --------       --------       --------
  Net Investment Income .................................      0.03           0.04           0.05           0.05           0.05
                                                           --------       --------       --------       --------       --------

  Less Distributions:
  Dividends from Net Investment Income ..................     (0.03)         (0.04)         (0.05)         (0.05)         (0.05)
                                                           --------       --------       --------       --------       --------

  Net Asset Value, End of Period ........................     $1.00          $1.00          $1.00          $1.00          $1.00
                                                           ========       ========       ========       ========       ========
  Total Investment Return at Net Asset Value (2) ........      2.60%          3.74%          5.38%          5.00%          5.20%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..............  $130,405       $142,301       $119,763        $67,003        $37,822
  Ratio of Expenses to Average Net Assets ...............      0.66%          0.62%          0.73%          0.65%          0.61%
  Ratio of Net Investment Income to Average Net Assets ..      2.58%          3.72%          5.30%          4.85%          5.07%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2)   Total investment return assumes dividend reinvestment.

The Financial Highlights summarizes the impact of net investment income and dividends on a single share for each period indicated. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                   ------------------------------------------
                              FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Cash Reserve, Inc. on December 31, 1997. It's divided into four types of short-term investments. Most categories of short-term investments are further broken down by industry group.

                                                                                       PAR  VALUE
                                                            INTEREST          QUALITY       (000s       MARKET
ISSUER, DESCRIPTION                                           RATE            RATING*      OMITTED)     VALUE
-------------------                                           ----            -------      --------     -----

COMMERCIAL PAPER
Finance (4.03%)
 Heller Financial Corp., 01-09-98 ......................      5.900%          Tier 1      $1,527      $1,524,998
                                                                                                     -----------
Mortgage Banking (5.02%)
 Countrywide Home Loan, 01-08-98 .......................      5.860           Tier 1       1,900       1,897,835
                                                                                                     -----------
                                                             TOTAL COMMERCIAL PAPER
                                                                  (Cost $3,422,833)        (9.05%)     3,422,833
                                                                                           -------   -----------
CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (11.36%)
 Chrysler Financial Corp., 06-15-98 ....................      6.500           Tier 1       1,035       1,037,534
 Ford Motor Credit Co., 02-26-98 .......................      6.250           Tier 1       2,250       2,251,018
 General Motors Acceptance Corp., 07-20-98 .............      7.375           Tier 1       1,000       1,007,835
                                                                                                     -----------
                                                                                                       4,296,387
                                                                                                     -----------
Banking (3.30%)
 NationsBank Corp., 01-15-98 ...........................      6.625           Tier 1         750         750,221
 Norwest Financial, Inc., 04-15-98 .....................      5.500           Tier 1         500         499,407
                                                                                                     -----------
                                                                                                       1,249,628
                                                                                                     -----------
Beverage (2.26%)
 PepsiCo, Inc., 01-15-98 ...............................      6.125           Tier 1         855         855,060
                                                                                                     -----------
Finance (21.94%)
 Associates Corporation of North America, 01-15-98 .....      8.375           Tier 1       2,300       2,302,135
 Beneficial Corp., 11-30-98 ............................      8.230           Tier 1       2,000       2,039,076
 CIT Group Holdings, Inc., 04-15-98 ....................      8.750           Tier 1         350         352,764
 CIT Group Holdings, Inc., 07-31-98 ....................      6.350           Tier 1       1,500       1,502,886

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                   ------------------------------------------
                              FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

                                                         PAR  VALUE
                                  INTEREST    QUALITY       (000s       MARKET
ISSUER, DESCRIPTION                 RATE      RATING*      OMITTED)     VALUE
-------------------                 ----      -------      --------     -----

Finance (continued)
 Household Finance Corp.,
   02-06-98 .....................  7.910%      Tier 1        $800      $801,541
International Lease Finance,
   02-02-98 .....................  5.920       Tier 1       1,000       999,966
International Lease Finance,
   03-01-98 .....................  5.625       Tier 1         300       299,862
                                                                    -----------
                                                                      8,298,230
                                                                    -----------
Food (3.37%)
 Heinz (H.J.) Company,
  01-05-98 ......................  8.000       Tier 1       1,275     1,275,262
                                                                    -----------
Retail (3.70%)
 Sears Roebuck Co.,
  02-23-98 ......................  7.820       Tier 1         400       401,094
 Sears Roebuck Co.,
  07-27-98 ......................  5.830       Tier 1       1,000       999,884
                                                                    -----------
                                                                      1,400,978
                                                                    -----------
Telecommunications (5.05%)
 GTE Corp.,
  03-01-98 ......................  8.850       Tier 1       1,900     1,907,893
                                                                    -----------

                          TOTAL CORPORATE INTEREST
                               BEARING OBLIGATIONS
                                (Cost $19,283,438)        (50.98%)   19,283,438
                                                          -------   -----------

U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (32.71%)
 Federal Farm Credit Bank,
  02-02-98 ......................  5.650       Tier 1       2,000    $1,999,329
 Federal Home Loan Bank,
  01-30-98 ......................  5.810       Tier 1       5,000     5,000,000
 Federal Home Loan Bank,
  02-26-98 ......................  5.875       Tier 1       1,000       999,673
 Federal Home Loan Mortgage Corp.,
  03-11-98 ......................  5.190       Tier 1         625       624,377
 Federal National Mortgage
  Association,
  01-15-98 ......................  5.520       Tier 1       1,000       999,748
 Private Export Funding Corp.,
  04-30-98 ......................  5.750       Tier 1       1,500     1,499,501
 Tennessee Valley Authority,
  03-04-98 ......................  5.125       Tier 1       1,250     1,248,725
                                                                    -----------

                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                (Cost $12,371,353)        (32.71%)   12,371,353
                                                          -------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                   ------------------------------------------
                              FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

                                                       INTEREST      PAR VALUE         MARKET
ISSUER, DESCRIPTION                                      RATE      (000s OMITTED)      VALUE
-------------------                                      ----      --------------      -----

JOINT REPURCHASE AGREEMENT (5.01%)
 Investment in a joint repurchase agreement
 transaction with HSBC Securities Inc. -
 Dated 12-31-97, Due 01-02-98
 (Secured by U.S. Treasury Bonds, 9.250%
 Due 02-15-16 and 11.250% Due 02-15-15) - Note A          6.60%         $1,894       $1,894,000
                                                                                    -----------
                               TOTAL JOINT REPURCHASE AGREEMENT
                                              (Cost $1,894,000)          (5.01%)      1,894,000
                                                                       --------     -----------
                                              TOTAL INVESTMENTS         (97.75%)     36,971,624
                                                                       --------     -----------
                              OTHER ASSETS AND LIABILITIES, NET          (2.25%)        849,978
                                                                       --------     -----------
                                               TOTAL NET ASSETS        (100.00%)    $37,821,602
                                                                       ========     ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the U.S. Securities and Exchange Commission, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                   ------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

NOTE A -
ACCOUNTING POLICIES

John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. Effective October 1, 1996, the Fund was closed to new shareholders.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors has determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. Accordingly, the Fund will not be subject to federal income tax on taxable earnings which are distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Mutual Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr. , Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Directors of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover

================================================================================

                   ------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.

the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, other than obligations of the U.S. government and its agencies, during the year ended December 31, 1997, aggregated $1,436,847,767 and $1,467,106,011, respectively. Purchases and proceeds from maturities of obligations of the U.S. government and its agencies aggregated $37,389,471 and $36,310,469, respectively, during the year ended December 31, 1997.

      The cost of investments owned at December 31, 1997 for federal income tax purposes was $36,971,624.

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                     John Hancock Funds - Cash Reserve, Inc.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Cash Reserve, Inc.

We have audited the accompanying statement of assets and liabilities of John Hancock Cash Reserve, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Reserve, Inc. at December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Funds during the fiscal year ended December 31, 1997.

      All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1997 dividends qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January of 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

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                                      NOTES
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                     John Hancock Funds - Cash Reserve, Inc.


                                       14
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                   ------------------------------------------
                                      NOTES
                   ------------------------------------------

                     John Hancock Funds - Cash Reserve, Inc.


                                       15
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                                                                --------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
                                                                     PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603              Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                      Permit No. 75
       INTERNET: www.jhancock.com/funds                         --------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of John Hancock Cash Reserve, Inc. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]   Printed on Recycled Paper                                  4200A  12/97
                                                                            2/98